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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 11, 1998, included in Vintage Petroleum, Inc.'s Current Report on Form 8-K dated August 18, 1998, and to all references to our Firm included in this registration statement.


                                    ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
February 12, 1999